UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2005

INGLES MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-14706	56-0846267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 6676, Asheville, NC 28816

(Address of Principal

Executive Offices)

(828) 669-2941

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Effective November 14, 2005, the base salary of James W. Lanning, President and Chief Operating Officer of Ingles Markets, Incorporated (the “Company”), was increased from $250,000 to $350,000 per year. Effective November 14, 2005, the base salary of Ronald B. Freeman, the Company’s Vice President-Finance and Chief Financial Officer, was increased from $170,000 to $200,000 per year. The increases in Messrs. Lanning’s and Freeman’s salaries were approved by the Audit/Compensation Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED

Date:  November 18, 2005                                             By: /s/  Ronald B. Freeman

Ronald B. Freeman
Vice President-Finance and Chief Financial Officer